Fees Summary	Jun. 18, 2026 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 0.00
Previously Paid Amount	0.00
Total Fee Amount	0.00
Total Offset Amount	$ 0.00
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate offering price of that offering is $1,724,999.54 (giving effect to the full exercise of the warrants to purchase up to an aggregate of 2,727,272 shares of Common Stock, at a per share exercise price of $0.6325).
Net Fee	$ 0.00
Narrative - Max Aggregate Offering Price	$ 1,724,999.54
Narrative - Max Aggregate Offering Amount | shares	2,727,272
Offering Table N/A	N/A
Offset Table N/A	N/A
Combined Prospectus Table N/A	N/A
Final Prospectus	true